                                                                    EXHIBIT 10.3

                            JOINT VENTURE AGREEMENT

     THIS JOINT VENTURE AGREEMENT is made as of the 17th day of October, 1994 among INFORMATION MANAGEMENT RESOURCES, INC., a corporation incorporated under the laws of Florida whose principal place of business is at 26750 U.S. Highway 19 North, Suite 500, Clearwater, Florida 34621, United States of America ("IMR-U.S.") SATISH K. SANAN an individual residing at 163 Wood Creek Drive, Safety Harbor Florida 34695, United States of America ("MR. SANAN"), ANNE SANAN an individual residing at 163 Wood Creek Drive, Safety Harbor, Florida 34695, United States of America ("MRS. SANAN") and THE LINK GROUP OF COMPANIES LIMITED, a company incorporated under the laws of England whose principal place of business is at Link House, St. Mary's Way, Chesham. Bucks HP5 1 HR. Great Britain, ("Link").

     WHEREAS, the parties wish to venture together to provide offshore software consulting and development services to customers in the United Kingdom and Europe; and

     WHEREAS, IMR-U.S. owns 79% of the issued share capital of Information Management Resources (U.K.) Limited, a company incorporated under the laws of England ("IMR-U.K.") and the remaining issued share capital of IMR-U.K. is owned 20% by MR. SANAN, the President and majority shareholder of IMR-U.S., and 1% by MRS. SANAN; and

     WHEREAS, the parties desire that Link shall acquire an interest in IMR-U.K. and that IMR-U.K. shall be the vehicle through which the parties shall provide offshore software consulting and development services to customers in the United Kingdom and Europe.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

1.     PURCHASE BY LINK OF IMR-U.K. SHARES
       -----------------------------------

       (a) Immediately following the signature of this Agreement, IMR-U.S. shall procure that all necessary steps shall be taken to amend IMR-U.K.'s Memorandum and Articles of Association to adopt the form attached hereto as Exhibit A and to increase the authorized share
                                ---------
             capital of IMR-U.K. from (Pounds)1,000 to (Pounds)2,000 divided into 1,000 A Shares of (Pounds)1 each and 1.000 B Shares of (Pounds)1 each. The fees and expenses of such amendment and increase in share capital shall be shared equally by the parties.

       (b) The Ordinary Shares of (Pounds)1 in IMR-U.K. held by IMR-U.S., MR. SANAN and MRS. SANAN shall be redesignated as A Shares of (Pounds)1 each

       (c) Immediately following the effective date of the increase in the authorized share capital of IMR-U.K., Link shall apply for one thousand (1,000) B Shares of (Pounds)1 each in the capital of IMR-U.K.

       (d) The purchase price to be paid by Link for such 1,000 B Shares of (Pounds)1 each in IMR-U.K. shall be (Pounds)1,000, which shall be paid in cash to IMR-U.K. at the time the shares are issued.

       (e) Following the acquisition by Link of such 1,000 shares in IMR-U.K., the shareholdings in IMR-U.K. will be as follows:

             SHAREHOLDER    NO.               OF PERCENTAGE
                            SHARES            OWNED
                            OWNED
             IMR-U.S.         790              39.5%
             MR. . SANAN      200              10.0%
             MRS. SANAN        10                .5%
             Link           1,000              50.0%

             TOTAL          2,000             100.0%

       (f) IMR-U.S. shall be responsible for payment of all liabilities incurred by IMR-U.K. prior to the date on which Link acquires shares in IMR-U.K. and IMR-U.S. shall indemnify IMR-U.K. against any liability for such liabilities.

2.     ADDITIONAL FINANCING
       --------------------

       (a) During the six month period following the acquisition of shares in IMR-U.K by Link, Link shall make a loan to IMR-U.K. in the amount of at least (Pounds)107,545. Such loan shall be paid to IMR-U.K. in instalments so as to achieve the objectives set forth in Exhibit B
                                                                      ---------
             hereto at the times set out therein. Link shall use its reasonable endeavours to achieve the said objectives within the budget in Exhibit B

       (b) If at any time during the Relevant Period IMR-U. K. incurs an operating deficit, Link shall promptly make an interest free loan or loans to IMR-U.K. in an amount sufficient to fund such deficit. As used herein, the term "Relevant Period" shall mean the twelve-month period which comprises the seventh through the eighteenth months following the date on which Link acquires shares in IMR-U.K.

       (c) The loan provided for in paragraph (a) of this Clause 2 shall be interest-free and with a repayment date of three years from the date hereof, subject to mutual agreement by Link and IMR-U.S. to an earlier repayment. Such loan shall be repaid only when there are sufficient distributable profits to pay a dividend to IMR-U.S. as provided for in Clause 5(e) hereof. [To the left of paragraph (c) "amended 12/11/95" is written by hand.]

                                      --

       (d) The loans provided for in Clause 2(b) are short term loans and shall be repaid as soon as IMR UK has the funds to repay them without adversely affecting the trading position of IMR UK.

       (e) On any winding-up of IMR UK neither IMR US or Link shall have any obligation to pay any loan outstanding from IMR UK to the other. It is agreed that on any such winding-up that to the extent that any loan is repaid to Link an equal sum will be dividended to IMR US. If a surplus remains after repaying all loans to Link and after an equal amount is dividended to IMR US the remaining monies will be distributed to link and IMR US equally. [To the left of paragraph
             (e) "deleted 12/11/95" is written by hand.]

       (f) If IMR-U.S. purchases Link's shares in IMR-UK then it is agreed that the outstanding balance of the loan described in paragraph (a) of this Clause 2 shall be forgiven by Link

3.     ORGANIZATION OF IMR-U.K.
       ------------------------

       The parties shall use their respective best endeavors to procure that immediately following the acquisition by Link of shares in IMR-U.K: [The word "best" has been deleted by hand and replaced with the word "reasonable".]

       (a) MR. SANAN and Jeffery S. Slowgrove shall be appointed by IMR-U.S. as A Directors of IMR-U.K. and Philip Shipperlee and Sheila Shipperlee shall be appointed as B Directors of IMR-U.K. and Sheila Shipperlee will be appointed as Joint Secretary with Andrew Etkind.

       (b) The registered office of IMR-U.K. shall be moved to 100 Grays Inn Road, London, WC1X 8BY, Great Britain.

       (c)   Arram Berlyn Gardner shall be appointed as auditors of IMR-U.K.

4.     BUSINESS OF IMR-U.K.
       --------------------

       (a) IMR-U.K. shall engage in the business of marketing and providing offshore software consulting and development activities to customers in the United Kingdom and Europe.

       (b) IMR-U.K. shall subcontract to Information Management Resources (India) Ltd. ("IMR-India") an Indian company which is a subsidiary of IMR-U.S, all of its requirements for offshore work and, for this purpose, IMR-U.K. shall enter into a Master Services Agreement with IMR-India in the form attached as Exhibit C hereto.
                                               ---------

       (c) The initial location of IMR-U.K.'s principal office shall be at the Chesham, England offices of Link.

       (d) IMR US will on the execution of this document enter into a know-how license agreement with IMR UK in the form attached as Exhibit E hereto.

5.     CONDUCT OF IMR-U.K.'S BUSINESS
       ------------------------------

       (a) The Business of IMR-U.K. shall be conducted under the control of the Board of Directors of the Company (the "Board"). Meetings of the Board shall be held at least quarterly. Unless otherwise agreed by the Board, meetings of the Board shall be held in the United Kingdom but Directors residing outside the United Kingdom may participate by means of a conference telephone. Philip Shipperlee shall act as Managing Director and shall have day-to-day responsibility for the operations of IMR-U. K The Managing Director will provide a written monthly management report to the Board.

       (b)   The following matters shall required approval of the Board:

             (i) Expenditure of funds of IMR-U.K. in excess of (Pounds)10,000 for one transaction;

             (ii) The assumption or incurrence of indebtedness by IMR-U.K. except to trade creditors in the ordinary course of business;

             (iii) Payment of fees, salaries, compensation or any other payments to any shareholder or director of IMR-U.K.;

             (iv) Approval of the initial budget and business plan and of all subsequent annual budgets and business plans;

             (v) Submission of any proposal to shareholders, including proposals for any increase in the authorized capital of IMR-U.K. for the declaration of dividends, for the merger of IMR-U.K. with any other entity or for the sale of all or substantially all of IMR-U.K. assets;

             (vi) Investments in or guarantees of obligations of other entities;

             (vii) Granting of any security interest, lien or charge over any asset of IMR-U.K.

             (viii) Entry into any agreement outside the ordinary course of business;

             (ix) Any other matters as the Board may agree from time to time or as may be required by applicable law.

                                      --

       (c) IMR-U. K. shall adopt and follow United Kingdom generally accepted accounting principles. IMR-U. K. shall retain an independent accounting firm, chosen by agreement of the parties, to audit its financial statements on an annual basis.

       (d) The Board shall (subject to the need to respond to changing business requirements) manage IMR-U.K's business during the 18 month period commencing on the date on which Link becomes a shareholder in accordance with the business plan attached as Exhibit D hereto.
             ---------

       (e) The dividend policy of IMR-U.K. shall be determined by its Directors and shareholders in accordance with its Articles of Association provided, however, that the parties shall each use their respective voting rights to ensure that, at the time that all or any part of the loan made by Link to IMR-U.K. pursuant to
             Section 2(a) hereof is repaid, IMR-U.S. will be paid a dividend in an amount equal to the loan amount repaid to Link and Link shall waive its right to a dividend at such time in order to permit the payment of such dividend to IMR-U.S. only. [To the left of this paragraph "amended 12/11/96" is written by hand.]

       (f) Except as provided for in paragraph (e) of this Clause 5, A Shares and B Shares the capital of IMR-U.K. shall be treated equally for dividend purposes.

6.     DISPOSAL OF SHARES
       ------------------

       (a) As used herein, the term "Affiliate" shall mean any person, corporation or other entity that directly or indirectly controls, or is controlled by, or is under common control with, a party. MR. SANAN and MRS. SANAN shall be deemed to be Affiliates of IMR-U.S.

       (b) Neither party shall (while the other party or any Affiliate of any other party owns any shares of IMR-U.K.) sell, transfer, assign or pledge any of its shares in IMR-U.K. or any legal or beneficial interest therein except in accordance with the following provisions of this Clause 6. For the purpose of this Clause 6 Clause 7, Clause 9 and Clause 10 following IMR-U.S., MR. SANAN and MRS. SANAN shall be deemed to be one party.

       (c) Each party shall be entitled to transfer any of its shares in IMR-U.K. to any Affiliate of such party provided that:

             (i) such Affiliate shall enter into a Deed in favor of the other party containing provisions mutatis mutandis identical to
                                                ----------------
                    those in this Clause 6; and

                                      --

             (ii) such party shall not thereafter do, or permit anything to be done, to cause such Affiliate to cease to be its Affiliate while such Affiliate owns shares in IMR-U.K.

       (d) A party (the "Offeror") who desires to dispose of all, but not less than all, of its shares in IMR-U.K., to a bona fide independent third party shall give a notice (the "Disposal Notice") to the other (the "Offeree"). The Disposal Notice shall specify the number of shares the Offeror intends to dispose of (the "Offered Shares"), identify and give the address of the proposed purchaser, and indicate the price and terms of payment.

       (e) Upon receipt of a Disposal Notice, the Offeree shall have the exclusive first option, but not the obligation, to purchase all, but not less than all, of the Offered Shares at the price and upon the payment terms specified in the Disposal Notice. The Offeree shall give notice (the "Counter Notice") of its election to exercise its option to purchase the Offered Shares within forty-five (45) days after the Offeree receives the Disposal Notice.

             If no Counter Notice is given by the Offeree within such forty-five
             (45) day period, the Offeror shall be entitled to transfer the Offered Shares to the bona fide independent third party at the price, and upon the payment terms, specified in the Disposal Notice. If a Counter Notice is given within the forty-five (45) day period, the Offeree shall purchase, and the Offeror shall sell, the Offered Shares at the price and upon the payment terms specified in the Disposal Notice. Such sale and purchase shall be completed within thirty (30) days after receipt by the Offeror of the Counter Notice.

7.     DEADLOCK
       --------

       (a) In the event that the Board is unable to reach agreement to take action with respect to any matter listed in Clause 5(b) hereof or with respect to any other material matter, either party may give notice in writing ("Deadlock Notice") of such occurrence. Upon delivery of a Deadlock Notice, the parties shall in good faith take such steps as they deem appropriate with a view to resolving the deadlock.

       (b) If the parties are unable to resolve a deadlock within thirty (30) days after delivery of a Deadlock Notice, either party may give written notice to the other offering to buy all of such other party's shares in IMR-U.K. at a price per share specified in such notice or to sell all of its shares in IMR-U.K. to the other party at such price per share which notice when served on IMR-U.S., MR. SANAN or MRS. SANAN shall include an obligation to buy or sell all of the shares of IMR-U.S., MR. SANAN and MRS. SANAN. Within thirty
             (30) days after receipt of such notice, the other

                                      --
             party shall give written notice to the first party of such other party's decision either to sell its shares or to purchase the first party's shares at the price per share specified in the first party's notice. The purchase or sale shall take place for cash within not more than ninety (90) days of such other party's notice. In the event that the other party fails to give notice to the first party of the other party's decision within the period specified above, the other party shall be deemed to have agreed to sell its shares to the first party at the price specified in the first party's notice.

8      CONFIDENTIAL INFORMATION
       ------------------------

       (a) All confidential business information, including, without limitation, methodologies, know-how, customer lists and financial information (hereinafter refereed to as "Confidential Information") obtained by any party (the "Receiving Party") from another (the "Disclosing Party") pursuant to this Agreement or in connection with the transactions hereby contemplated shall remain the property of the Disclosing Party. Unless such Confidential Information was previously known to the Receiving Party free of any obligation owed to the Disclosing Party to keep it confidential, such Confidential Information shall be kept confidential by the Receiving Party unless such information:

             (i) is or becomes generally publicly available through no wrongful act of the Receiving Party;

             (ii)   is independently developed by the Receiving Party; or

             (iii) is received by the Receiving Party from a third party who was free to disclose it.

       (b) With respect to the other party's Confidential Information, the Receiving Party hereby agrees that, during the term of this Agreement and for a period of ten (10) years thereafter, it shall not use or commercialize such Confidential Information except for the purposes of this Agreement and shall not disclose such Confidential Information to any person or entity, except to its own employees having a "need to know".

9.     TERM
       ----
       (a)   This Agreement shall remain in effect until:

             (i)    the dissolution of IMR-U.K.;

             (ii) the sale or transfer by either party of all of the shares in IMR-U. K. owned by such party and its Affiliates in accordance with the provisions of this Agreement; or

                                      --

             (iii)  termination pursuant to Clause 10 hereof.

       (b) The obligations of the parties under Clauses 8, 11 and 12 hereof shall survive the termination of this Agreement.

10.    TERMINATION
       -----------

       (a) In the event that a party (the "Defaulting Party") commits a material breach of this Agreement and such breach (if remediable) is not remedied within sixty (60) days after receipt by the Defaulting Party from the other party of notice of such breach, the non-defaulting party shall (in addition to any other rights and remedies available to it) have the option to purchase all of the shares in IMR-U.K. held by the Defaulting Party and any Affiliate of the Defaulting party (and the Defaulting Party shall have the obligation to sell such shares) at the Transfer Price (as defined in paragraph (d) of this Clause 10).

       (b)   In the event that:

             (i) a court of competent jurisdiction shall enter a decree or order, not stayed within 60 days from the date of entry thereof, appointing a trustee or receiver of either party or any substantial part of its property, or shall approve a petition for or effecting an arrangement in bankruptcy, a reorganization pursuant to a bankruptcy act or other judicial modification or alteration of the rights of creditors of such other party;

             (ii) any party shall itself file such petition or take or consent to any other action seeking any such judicial decree or order, or shall make an assignment for the benefit of its creditors, or shall admit in writing its inability to pay its debts generally as they become due; or

             (iii) any court of competent jurisdiction shall enter a decree or order adjudicating any party as bankrupt or insolvent, the other party shall (in addition to any other rights and remedies available to it) have the option to purchase all of the shares in IMR-U. K. held by the first party and any Affiliate of the first party (and the first party shall have the obligation to sell such shares) at the Transfer Price.

       (c) In the event that control of either party shall change, the other party shall, upon written notice to the first party given not more than sixty (60) days after such other party becomes aware of the change, have the right to purchase all of the shares in IMR-U.K. owned by the first party, and any Affiliate of the first party, at the Transfer Price. A change in control of a party shall be deemed to have occurred upon the acquisition by any person (or group of persons) of more than 50% of the outstanding voting shares of such party.

                                      --

       (d) As used herein, the term "Transfer Price" shall mean the price determined by IMR-U.K.'s independent accounting firm as the fair market price between a willing buyer and a willing seller of the shares to be acquired. Such independent accounting firm shall act as experts and not as arbitrators and their decision shall be final and binding as to all matters referred to them. The party purchasing shares at the Transfer Price shall be entitled to deduct from such price all sums properly payable to it by the other party by way of damages for breach plus the fees of the independent accounting firm for determining the Transfer Price.

11.    CESSATION OF USE OF "INFORMATION MANAGEMENT RESOURCES" NAME
       -----------------------------------------------------------

       If at any time, and for any reason, (whether pursuant to Clause 6, Clause 7 or Clause 10 of this Agreement or otherwise) Link acquires all the shares in IMR-U.K. held by IMR-U.S. and any Affiliate of IMR-U.S., Link shall, within thirty (30) days of such acquisition, (i) cause IMR-U.K. to change its name so us to remove the words "Information Management Resources" from its name, and (ii) cease using the name "Information Management Resources" or the abbreviation "IMR" as a trade or corporate name in any manner.

12.    PERFORMANCE OF EXISTING CONTRACTS
       ---------------------------------

       In the event that (a) Link acquires all the shares in IMR-U.K. held by IMR-U.S. and/or any Affiliate of IMR-U.S. or (b) this Agreement expires or is terminated (otherwise than because of a material breach of this Agreement by Link or the bankruptcy of Link), IMR-U.S. and its Affiliates shall continue to perform in accordance with the terms and conditions of any contracts which were entered into between (i) IMR-U.K. or any customer of IMR-U.K. and (ii) IMR-U.S. or such Affiliates of IMR-U.S. prior to the date of such acquisition, expiration or termination.

13.    NOTICES
       -------

       All notices or other communications provided for or required hereunder shall be given in writing by pre-paid registered air mail or by personal delivery as follows:

       If to Link:

             Philip Shipperlee

             Managing Director

             The Link Group of Companies Limited

             Link House, St. Mary's Way

                                      --

             Chesham, Bucks HP5 1 HR

             Great Britain

       If to IMR-U.S.

             MR. SANAN

             President and CEO

             Information Management Resources, Inc.

             26750 U.S. Highway 19 North

             Suite 500

             Clearwater, Florida 34621

             USA

       or to such other address as either of the parties shall substitute as its address for the receipt of notice given as required herein.

14.    MISCELLANEOUS
       -------------

       (a) This Agreement shall be governed by and construed in accordance with the laws of England (excluding any rules of choice of law or conflict of laws).

       (b) The parties agree that any legal proceedings brought by Link against IMR relating in any way to this Agreement shall be brought in the Sixth Judicial Circuit of the State of Florida or in the United States District Court for the Middle District of Florida (Tampa Division).

       (c) The parties agree that any legal proceedings brought by IMR against Link relating in any way to this Agreement shall be brought in the courts of England.

       (d) Notwithstanding anything contained in paragraphs (b) or (c) of this Clause 14, a party shall be permitted to raise any counterclaim it may have against the other party in any court in which the other party has instituted a legal action against such party.

       (e) This Agreement, together with the Exhibits attached hereto, constitutes the entire agreement of the parties relating to the subject matter hereof and

                                      --
             supersedes any previous oral or written agreement or understanding on the matter.

       (f) This Agreement may be modified or amended only by a written document duly signed on behalf of the party against whom enforcement is sought.

       (g) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their permitted assigns. Except as specifically permitted herein, neither this Agreement nor any rights or obligations hereunder may be transferred or assigned by either party without the other party's written consent.

       (h) Any neuter personnel pronouns shall be deemed to mean the corresponding masculine or feminine personnel pronoun as the context requires

       (i) The failure of either party to insist, in any one or more instances, upon the performance of any of the terms, covenant or conditions of this Agreement or to exercise any rights hereunder, shall not be construed as a waiver by such party of its right to insist upon the performance of such term covenant or condition.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INFORMATION MANAGEMENT RESOURCES, INC.

By:  \s\ Satish K. Sanan

     Satish K. Sanan

     President & CEO

THE LINK GROUP OF COMPANIES LIMITED

By:  \s\ Philip Shipperlee

     Philip Shipperlee

     Managing Director


BY:  \s\ Satish Sanan

     Satish K. Sanan

                                      --

BY:  \s\ Anne Sanan

     Anne Sanan

                                      --

                            DATED December 11 1995
                            ----------------------

                   INFORMATION MANAGEMENT RESOURCES INC. (1)

                              SATISH K. SANAN (2)

                                ANNE SANAN (3)

                    THE LINK GROUP OF COMPANIES LIMITED (4)

________________________________________________________________________________

                     AMENDMENT TO JOINT VENTURE AGREEMENT
________________________________________________________________________________




Tarlo Lyons
Watchmaker Court
33 St John's Lane
London EC1M 4DB

THIS AMENDMENT AGREEMENT is made as of the 11th day of December 1995 among

(1) INFORMATION MANAGEMENT RESOURCES INC a corporation incorporated under the laws of Florida whose principal place of business is at 26750 US Highway 19 North, Suite 500, Clearwater, Florida 34621 United States of America ("IMR-U.S.")

(2) SATISH K. SANAN an individual residing at 163 Woodcreek Drive Safety Harbor Florida 34695 United States of America ("Mr. Sanan")

(3) ANNE SANAN an individual residing at 163 Woodcreek Drive Safety Harbor Florida 34595 United States of America ("Mrs. Sanan")

(4) THE LINK GROUP OF COMPANIES LIMITED a company incorporated under the laws of England whose principal place of business is at Link House St Mary's Way Chesham Bucks HP5 1 HR Great Britain ("Link")


WHEREAS

A. The parties entered into a Joint Venture Agreement on the 17th day of October 1994 (the "Agreement").

B. The parties desire to vary that Agreement in accordance with the terms and conditions set out herein.


NOW THEREFORE the parties hereto intending to be legally bound agree as follows:

1. This agreement is supplemental to the Agreement and, unless the context requires to the contrary, all terms defined in the Agreement shall have the same meaning herein.


2. Clause 2(c) of the Agreement shall be deleted and replaced with the following clause:

     "The loans from Link to IMR-U.K. and from IMR-U.S. to IMR-U.K. (both of which are for (Pounds)107,545) shall be interest free and with a repayment date of 3 years from the 17th of October 1994, subject to a mutual agreement by Link and IMR-U.S. to an earlier repayment. Any repayment (in whole or in part) of either loan will only be made if an equal amount is paid towards the other loan."

3.   Clause 2(e) shall be deleted in its entirety.

4.   Clause 5(e) shall be deleted and replaced with the following clause:


     "The dividend policy of IMR-U.K. shall be determined by its Directors and shareholders in accordance with its Articles of Association."

5. IMR-U.S. hereby agrees to write off all debts due to it from IMR-U.K. except for the sum of (Pounds)107,545, which sum shall be dealt with in accordance with the amended provisions of the Agreement.


IN WITNESS whereof the parties hereto have executed this Agreement as of the date first above written.

By:  \s\ Satish K. Sanan

     Satish K. Sanan
     President & CEO

THE LINK GROUP OF COMPANIES LIMITED

By:  \s\ Philip Shipperlee
     Philip Shipperlee
     Managing Director


By:  \s\ Satish K. Sanan
     Satish K. Sanan


By:  \s\ Anne Sanan
     Anne Sanan

                                      --

                 SECOND AMENDMENT TO JOINT VENTURE AGREEMENT

     THIS SECOND AMENDMENT TO JOINT VENTURE AGREEMENT is made as of this 29th day of February, 1996 among:

     (1) INFORMATION MANAGEMENT RESOURCES, INC., a corporation incorporated under the laws of Florida whose principal place of business is at 26750 U.S. Highway 19 North, Suite 500, Clearwater, Florida 34621, United States of America ("IMR-U.S.");

     (2) SATISH K. SANAN, an individual residing at 163 Woodcreek Drive, Safety Harbor, Florida 34695, United States of America ("Mr. Sanan");

     (3) ANNE SANAN, an individual residing at 163 Woodcreek Drive, Safety Harbor, Florida 34695, United States of America ("Mrs. Sanan");

     (4) THE LINK GROUP OF COMPANIES LIMITED, a company incorporated under the laws of England whose principal place of business is at Link House, St. Mary's Way, Chesham, Bucks HP5 1HR, Great Britain ("Link"); and

     (5) INFORMATION MANAGEMENT RESOURCES (U.K.) LIMITED, a company incorporated under the laws of England whose principal place of business is at Link House, St. Mary's Way, Chesham, Bucks, HP5 1HR, Great Britain ("IMR-U.K.").

     WHEREAS:

     (A) The parties entered into a Joint Venture Agreement on the 17th day of October, 1994 (the "Agreement");

     (B) The parties entered into an Amendment to the Agreement on the 11th day of December, 1995 (the "First Amendment");

     (C) The parties desire to amend further the Agreement in accordance with the terms and conditions set forth herein;

     (D) Link and IMR-U.S. have each made a loan of (Pounds)107,545 to IMR-U.K. as referred to in Clause 2(c) of the Agreement (as amended by the First Amendment); and


     (E) Link and IMR-U.S. each desire to convert a portion of such indebtedness owed to them by IMR-U.K. into equity.

     NOW, THEREFORE, the parties hereto intending to be legally bound agree as follows:

     1. This Second Amendment is supplemental to the Agreement and, unless the context requires to the contrary, all terms defined in the Agreement shall have the same meaning herein.

                 SECOND AMENDMENT TO JOINT VENTURE AGREEMENT

     2.   It is hereby agreed that:

          2.1 an amount of (Pounds)25,000 is presently due to each of Link and IMR-U.S. in respect of each of the two loans referred to in Recital (D) above;

          2.2 IMR-U.K. shall as soon as possible allot to IMR-US. 25,000 'A' shares of (Pounds)1 each and to Link 25,000 'B' shares of (Pounds)1 each in the capital of IMR-U.K. all such shares credited as fully paid up;

          2.3 against the allotments referred to in Clause 2.2 IMR-U.S. shall accept the said 'A' shares in full satisfaction and discharge of the said amount presently due to it of (Pounds)25,000 and all claims and demands in respect thereof;

          2.4 against the allotments referred to in Clause 2.2, Link shall accept the said 'B' shares in full satisfaction and discharge of the said amount presently due to it of (Pounds)25,000 and all claims and demands in respect thereof;

          2.5 following such allotments and discharges, an amount of (Pounds)82,545 shall remain outstanding and payable by IMR-U.K. to each of Link and IMR-U.S. as set forth in Clause 2(c) of the Agreement as amended by the First Amendment; and

          2.6 the parties shall take such steps as lie within their respective powers to give effect to this Clause 2, including effecting any required increase in the authorized share capital of IMR-U.K.

     3. On the terms, and subject to the conditions set forth herein, Mr. Sanan agrees to lend to IMR-U.K. on March 4, 1996 the sum of Three Hundred and Ninety-Two Thousand Five Hundred United States Dollars (U.S. $392,500) (the "Loan"). A portion of the Loan will be used by IMR-U.K. on receipt to repay a short term loan of (Pounds)188,000 made by Link to IMR-U.K.

     4. The outstanding principal balance of the Loan from time to time shall bear interest at the rate of ten percent (10%) per annum from the date of advance. Interest shall be payable quarterly with the first interest payment being due and payable on July 1, 1996.

     5. The principal balance of the Loan shall be due and payable as follows: one installment of Seventy Five Thousand United States Dollars (U.S. $75,000) payable on August 5, 1996 and four equal installments of Seventy Nine Thousand Three Hundred and Seventy Five United States Dollars (U.S. $79,375) with the first such installment payable on June 2, 1997, the second such installment payable on December 1, 1997, the third such installment payable on June 1, 1998 and the fourth such installment payable on December 1, 1998.

     6. The Loan shall be evidenced by a promissory note executed by IMR-U.K. in the form attached as Exhibit A (the "Note").

                 SECOND AMENDMENT TO JOINT VENTURE AGREEMENT

     7. All or a portion of Mr. Sanan's rights, benefits and obligations under the Loan and the Note may be assigned by Mr. Sanan to IMR-U.S. (but not further or otherwise) and the parties hereto agree to execute all such further documents, and to cause IMR-U.K. to execute all such further documents, as may be necessary so that IMR-U.S. may assume such rights, benefits and obligations as if it were an original lender under the Loan and the Note.

     8. The payment of the principal of, and interest on, the Loan will be subordinated in right of payment to the prior payment in full of the principal and interest on any and all indebtedness of IMR-U.K. outstanding on the date hereof (except for the two loans of (Pounds)82,545 each referred to in Clause 2 of this Second Amendment). All such indebtedness incurred prior to the date hereof, (except for the two loans of (Pounds)82,545 each referred to in Clause 2 of this Second Amendment) and all renewals extensions and refundings thereof, shall be Senior Indebtedness unless the terms of the instrument creating or evidencing such indebtedness expressly provides that such indebtedness is not superior in right of payment to the payment of principal and interest under the Loan.

     9. Prepayment of the Loan is not permitted prior to the expiry of the Conversion Period (as defined in Clause 15 below). After such date, the Loan may be prepaid in full or in part without penalty.

     10. In the event that the profit before interest and taxation of IMR-U.K. for the year ended December 31, 1996, as stated in the audited financial statements of IMR-U.K. for such period, is less than (Pounds)197,940 Mr. Sanan shall have the option to convert all or a portion of the Loan into ordinary voting shares of (Pounds)1 each of IMR-U.K. (the "Conversion Option").

     11. If the profit before interest and taxation of IMR-U.K. for the year ended December 31, 1996 is between (Pounds)0 and (Pounds)123,714, the Conversion Option shall be exercisable such that Mr. Sanan shall have the right to convert all of the then outstanding balance of the Loan into that number of newly issued ordinary voting shares of IMR-U.K. which will increase the total combined shareholding of Mr. Sanan, Mrs. Sanan and IMR-U.S. to seventy-five percent (75%) of the issued and outstanding ordinary voting shares of IMR-U.K. after giving effect to the issuance of such new shares, provided that IMR-U.K. shall in no circumstances be obliged to issue shares at a discount.

     12. If the profit before interest and taxation of IMR-U.K. for the year ended December 31, 1996 is between (Pounds)123,714 and (Pounds)197,940, the Conversion Option shall be exercisable such that Mr. Sanan shall have the right to convert all of the then outstanding balance of the Loan into that number of newly issued ordinary voting shares of IMR-U.K. which will increase the total combined shareholding of Mr. Sanan, Mrs. Sanan and IMR-U.S. to sixty percent (60%) of the issued and outstanding ordinary voting shares of IMR-U.K. after effect to the issuance

                 SECOND AMENDMENT TO JOINT VENTURE AGREEMENT

          of such new shares, provided that IMR-U.K. shall in no circumstances be obliged to issue at a discount.

     13. The Conversion Option shall not be exercisable if the profit before interest and taxation of IMR-U.K. for the year ended December 31, 1996 is (Pounds)197,940 or greater.

     14. If IMR-U.K. incurs a loss before interest and taxation in the year ended December 31, 1996, Clause 11 of this Second Amendment shall apply but only US $158,750 of the then outstanding balance of the Loan shall be converted into equity, provided that IMR-U.K. shall in no circumstances be obliged to issue shares at a discount. Any unpaid balance of the Loan remaining after exercise of the Conversion Option shall continue to bear interest at the rate of ten percent (10%) per annum on the outstanding balance thereof from time to time payable quarterly and such unpaid balance shall be repaid in four equal semi-annual installments.

     15. The Conversion Option shall be exercisable by Mr. Sanan during the forty-five (45) day period beginning on the date when Mr. Sanan receives the financial statements of IMR-U.K. for the year ended December 31, 1996 certified by the independent auditors retained by IMR-U.K. (such period being called "the Conversion Period"). If the financial statements of IMR-U.K. for the year ended December 31, 1996 are not certified by such independent auditors on or before April 30, 1997, (except because of any delay or default on the part of IMR-U.S. and/or Mr. Sanan and/or Mrs. Sanan and/or any 'A' Director), the Conversion Option shall become immediately exercisable by Mr. Sanan in accordance with Clause 11 of this Second Amendment and the profit before interest and taxation of IMR-U.K. for the year ended December 31, 1996 shall be deemed to be less than (Pounds)123,713 for the purpose of Clause 11 hereof.

     16. In order to exercise the Conversion Option, Mr. Sanan shall deliver to IMR-U.K. written notice of his desire to exercise the Conversion Option. IMR-U.K. shall issue to Mr. Sanan the number of shares required to be issued pursuant to the Conversion Option within ten
          (10) days of receipt of such notice. At the time share certificates representing such shares are delivered to Mr. Sanan, Mr. Sanan shall surrender the Note to IMR-U.K. and IMR-U.K. shall deliver to Mr. Sanan a new promissory note for any unpaid balance of the Loan. Unless Mr. Sanan shall have given written notice to IMR-U.K. that he does not wish to exercise the Conversion Option, the Conversion Option shall be deemed to have been exercised by Mr. Sanan at the end of the forty-five day period referred to in Clause 15 of this Second Amendment.

     17. Promptly following the execution of this Second Amendment, the authorized share capital of IMR-U.K. shall be increased to make available for issuance a sufficient number of ordinary shares to provide for the maximum number of shares which may be required to be issued upon exercise of the Conversion

                 SECOND AMENDMENT TO JOINT VENTURE AGREEMENT

          Option. IMR-U.K. covenants that, until such time as the Conversion Option is exercised or the right to exercise the Conversion Option lapses, IMR-U.K. will reserve from its authorized and unissued share capital a sufficient number of ordinary shares to provide for the maximum number of shares which may be required to be issued upon exercise of the Conversion Option.

     18. In the event that the Conversion Option is exercised and Mr. Sanan, or Mr. Sanan and IMR-U.S. together, thereby acquire more than 50% of the outstanding voting shares of IMR-U.K., Clause 7 of the Agreement shall be automatically deleted and of no further force or effect.

     19. IMR-U.K. agrees that its execution of this Second Amendment shall constitute full authority to its officers who are charged with the duty of executing share certificates to execute and deliver the necessary shares certificates required to be issued upon exercise of the Conversion Option.

                 SECOND AMENDMENT TO JOINT VENTURE AGREEMENT

     20. Except as expressly amended herein, all provisions of the Agreement, as amended by the First Amendment, shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Second Amendment to Joint Venture Agreement as of the date first above written.


INFORMATION MANAGEMENT RESOURCES, INC.
By:  \s\ Satish K. Sanan
     --------------------------
     Satish K. Sanan
     President & CEO

By:  \s\ Andrew R. Etkind
     --------------------------
     Andrew R. Etkind                                        L.S.
     Secretary

     \s\ Satish K. Sanan
     --------------------------
     Satish K. Sanan

     \s\ Anne Sanan
     -------------------------
     Anne Sanan


THE LINK GROUP OF COMPANIES LTD.
By:  \s\ Philip Shipperlee
     --------------------------
     Philip Shipperlee
     Managing Director

By:  \s\ Sheila Shipperlee
     -------------------------
     Sheila Shipperlee                                       Common Seal
     Secretary

INFORMATION MANAGEMENT RESOURCES (U.K.) LIMITED
By:  \s\ Philip Shipperlee
     -------------------------
     Philip Shipperlee
     Managing Director

By:  \s\ Sheila Shipperlee                                   Common Seal
     ---------------------
     Sheila Shipperlee
     Secretary

                                   EXHIBIT A
                  INFORMATION MANAGEMENT RESOURCES (U.K.) LTD.
                       10% CONVERTIBLE SUBORDINATED NOTE
     1.   General
          -------

          FOR VALUE RECEIVED, the undersigned Information Management Resources (U.K.) Ltd. (the "Company"), a company incorporated under the laws of England, hereby promises to pay to the order of Satish K. Sanan or his assignee the principal amount of THREE HUNDRED AND NINETY TWO THOUSAND FIVE HUNDRED UNITED STATES DOLLARS (U.S. $392,500), repayment of principal as follows: one installment of SEVENTY FIVE THOUSAND UNITED STATES DOLLARS (U.S. $75,000) payable on August 5, 1996 and four equal, semi-annual installments of SEVENTY NINE THOUSAND THREE HUNDRED AND SEVENTY FIVE UNITED STATES DOLLARS (U.S. $79,375) with the first such installment payable on June 2, 1997 and the last such installment payable on December 1, 1998, together with interest on the unpaid balance from the date hereof at the rate of ten percent (10%) per annum, payable quarterly commencing on July 1, 1996. Interest will be computed on the basis of a 360 day year of twelve 30-day months.

     2.   Conversion Option
          -----------------

          (a) In the event that the profit before interest and taxation of the Company for the year ended December 31, 1996, as stated in the audited financial statements of the Company for such period, is less than (Pounds)197,940, the holder of this Note shall have the option to convert all or a portion of the Note into ordinary voting shares of (Pounds)1 each of IMR-U.K. (the "Conversion Option").

          (b) As used herein, the term "Affiliate" shall mean any person who is the spouse of a holder of this Note and any corporation of which more than 50% of the shares is owned by a holder of this Note.

          (c) If the profit before interest and taxation of the Company for the year ended December 31, 1996 is between (Pounds)0 and (Pounds)123,714, the Conversion Option shall giving be exercisable such that the holder of this Note shall have the right to convert all of the Note into that number of newly issued ordinary voting shares of the Company which will increase the total combined shareholding of the holder of this Note and any of his Affiliates to seventy five percent (75%) of the issued and outstanding ordinary voting shares of the Company after giving effect to the issuance of such new shares, provided that the Company shall in no circumstances be obliged to issue shares at a discount.

          (d) If the profit before interest and taxation of the Company for the year ended December 31, 1996 is between (Pounds)123,714 and (Pounds)197,940, the Conversion Option shall be exercisable such that the holder of this Note shall have the right to convert all of the Note into that number of newly issued ordinary shares of the Company which will increase the total combined shareholding of the holder of this Note and any of his Affiliates to sixty percent (60%) of the issued and outstanding ordinary shares of the Company after giving effect to the issuance of such new shares, provided that the Company shall in no circumstances be obliged to issue shares at a discount.

          (e) The Conversion Option shall not be exercisable if the profit before interest and taxation of the Company for the year ended December 31, 1996 is (Pounds)197,940 or greater.


          (f) If the Company incurs a loss before interest and taxation in the year ended December 31, 1996, subparagraph (c) of this Note shall apply but only US $158,750 of the then outstanding balance of the Note shall be converted into equity, provided that the Company shall in no circumstances be obliged to issue shares at a discount. Any unpaid balance of the Note remaining after exercise of the Conversion Option shall continue to bear interest at the rate of ten percent (10%) per annum on the outstanding balance thereof from time to time payable quarterly and such unpaid balance shall be repaid in four equal semi-annual installments.

          (g) The Conversion Option shall be exercisable by the holder of this Note during the forty-five (45) day period beginning on the date when such holder receives the financial statements of the Company for the year ended December 31, 1996 certified by the independent auditors retained by the Company (such period being called "the Conversion Period"). If the financial statements of the Company for the year ended December 31, 1996 are not certified by such independent auditors on or before April 30, 1997, (except because of any delay or default on the part of the holder and/or any Affiliate of the holder and/or any 'A' Director of the Company), the Conversion Option shall become immediately exercisable by the holder of this Note in accordance with subparagraph (c) of this Note and the profit before interest and taxation of IMR-U.K. for the year ended December 31, 1996 shall be deemed to be less that (Pounds)123,714 for the purpose of subparagraph (c) hereof.

          (h) In order to exercise the Conversion Option, the holder of this Note shall deliver to the Company written notice of his desire to exercise the Conversion Option. The Company shall issue to the holder of this Note the number of shares required to be issued pursuant to the Conversion Option within ten (10) days of receipt of such notice. At the time share certificates representing such shares are delivered to the holder of this Note, such holder shall surrender the Note to the Company and the Company shall deliver to such holder a new promissory note for any unpaid balance of the Note. Unless the holder of this Note shall have given written notice to the Company that such holder does not wish to exercise the Conversion Option, the Conversion Option shall be deemed to have been exercised by such holder at the end of the forty-five day period referred to in subparagraph (g) above.

          (i) Upon any partial conversion of this Note into shares of the Company pursuant to the Conversion Option, a new promissory note shall be issued by the Company to the holder for the remaining principal balance.

     3.   Prepayment
          ----------

          Prepayment of this Note is not permitted prior to expiry of the Conversion Period (as defined in Clause 2(g) above). After such date, the Note may be prepaid in whole or in part without penalty. In the case of partial prepayment, the amount and other details thereof shall be noted on this Note.

     4.   Subordination
          -------------

          The payment of the principal of, and interest on, the Note will be subordinated in right of payment to the prior payment in full of the principal and interest on any and all indebtedness of the Company outstanding on the date hereof except for loans of (Pounds)82,545 each made to the Company by Information Management Resources, Inc. and the Link Group of Companies Ltd., respectively. All such indebtedness incurred prior to the date hereof, and all renewals extensions and refundings thereof, shall be Senior Indebtedness unless the terms of the instrument creating or evidencing such indebtedness expressly provides that such indebtedness is not superior in right of payment to the payment of principal and interest under the Note.

     5.   Defaults and Remedies
          ---------------------

          In the event of default by the Company for 30 days in the payment of principal or interest under this Note or the continuation of involuntary bankruptcy or insolvency of the Company for a period of ninety (90) days, or assignment by the Company for the benefit of creditors or appointment of a receiver, liquidator or other legal custodian for the Company or its assets, then the unpaid principal amount of this Note and all accrued interest hereon shall, at the option of the holder of this Note, be immediately due and payable. The Company, as maker of this Note, hereby waves demand, presentment, notice of acceleration, diligence in collection, notice of protest and protest as to this Note and as to each and every installment of principal and interest due hereunder.

     6.   Miscellaneous
          -------------

          (a) This Note may be modified or amended only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

          (b) This Note shall be governed by, and interpreted in accordance with, the laws of England.

INFORMATION MANAGEMENT RESOURCES (U.K.) LTD.

By:  \s\ Philip Shipperlee
     --------------------------
     Philip Shipperlee
     Managing Director

     \s\ Sheila Shipperlee                         Common Seal
     --------------------------
     Sheila Shipperlee
     Secretary


Dated:  March 4, 1996